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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

      We consent to the incorporation by reference in this Registration Statement of priceline.com Incorporated on Form S-8 of our report dated February 15, 2001, appearing in the Annual Report on Form 10-K of priceline.com Incorporated for the year ended December 31, 2000.

/s/ Deloitte & Touche
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DELOITTE & TOUCHE LLP
Stamford, Connecticut
July 13, 2001




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